November 2023 Corporate Presentation Advancing Medicines for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward- looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward- looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2 Context Therapeutics Inc. - November 2023 Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Company Overview

Company Overview

# Lead Program: CTIM-76, a Claudin 6 x CD3 Bispecific Antibody

| | |
|---|---|
| **Opportunity** | • Claudin 6 (CLDN6) is a **tumor-specific protein** that is present at high surface density across many adult cancers[1]<br>• CLDN6 is expressed at **very low levels or absent** in normal adult tissue |
| **Challenge** | • CLDN6 antigen is **conformationally dependent,** which limits access to antibody-antigen binding and antibody development<br>• The CLDN6 antigen binding region is **highly conserved** with CLDN3, CLDN4, and CLDN9, which increases the risk of off-target binding and potential side effects associated with CLDN3 (pancreas), CLDN4 (liver), and CLDN9 (liver, ear) |
| **Target Validation** | • TORL's TORL-1-23 ADC and BioNTech's BNT211 CAR-T cell therapy establishes CLDN6-targeting **Proof of Concept**[2,3]:<br>– Efficacy: TORL-1-23 demonstrated **75% ORR** (3/4 pts) at 2.4 mg/kg; BNT211 demonstrated **75% ORR** (6/8 pts) at DL2<br>– Safety: TORL-1-23 exhibited MMAE-related toxicities; BNT211 exhibited CRS that was adequately managed with anti-IL6 |

**CTIM-76**

Claudin 6 x CD3 bispecific antibody

- **Selective for CLDN6:** limited off-target effects
- **Potent:** effective CLDN6-positive tumor killing at low doses
- **Wide therapeutic window:** decreased risk of dangerous immune response
- **IND Filing:** on track for late Q1 2024

3 Context Therapeutics Inc. - November 2023

**DL2** = dose level 2; **CRS** = cytokine release syndrome. **1** Faber MS, et al. Bispecific claudin-6 x CD3 antibodies AACR Annual Meeting; 2021; Virtual. Abstract 1860 , **2** Sahin U, et al. TORL1-23: Initial results of a dose finding Phase 1 study. ASCO 2023; Chicago, IL. Abstract 3082, **3** Haanen JB, et al. BNT211: A Phase I trial. ASCO; 2023; Chicago, IL. Abstract 2518

Company Overview

# CTIM-76: Claudin 6 x CD3 Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG
backbone

## Established bispecific format

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is designed to be functionally monovalent to avoid aberrant T-cell activation, potentially enhancing safety profile
- The fragment crystallizable region (Fc region) is the tail region of an antibody that interacts with cell surface receptors called Fc receptors. A mutation has been inserted into the Fc domain to silence the Fc domain function and avoid T-cell activation by Fc-gamma receptor positive cells

## Potentially wide therapeutic window

- T-cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

## Ease of manufacturing

- IgG backbone is highly stable and enables high yield

4 Context Therapeutics Inc. - November 2023

Bispecific Antibody T Cell Engagers (bsAb TCE) in Solid Tumors CTIM-76 and other 2nd generation assets are addressing toxicity and dosing challenges associated with 1st generation products Company Overview Context Therapeutics Inc. - November 20235 1 Data as of August 1, 2023 Over 50 TCE in Clinical Development1Innovation Driving Clinical Success Limitations of 1st generation bsAb TCE: 1) Poor pharmacokinetics, continuous dosing 2) Cytokine release syndrome (CRS) 3) On-target/off-tumor toxicity Advantages of 2nd generation bsAb TCE: 1) Potential for dosing every 1-3 weeks 2) Improved TCE engineering to mitigate CRS 3) Better target selection and/or enhanced avidity 0 1 2 3 4 5 6 7 8 TROP2 B7H3 CLDN6 CLDN18.2 PSMA EGFR DLL3 HER2 CEA EpCAM Clinical Assets per Target Select Assets in Clinical Development

Claudin-targeted Therapeutics are Gaining Momentum $263 million raised in 2023 for early-stage programs from TORL and Alentis Company Overview TORL Biotherapeutics (Private) Alentis Therapeutics (Private) Description Funding to advance TORL-1-23, a first-in-class, clinical- stage ADC targeting Claudin 6 and other novel clinical and preclinical stage programs. $158 million Financing Participating Investors Description Funding to advance clinical programs ALE.F02 and ALE.C04 – two first-in-class anti-Claudin-1 (CLDN1) antibodies for organ fibrosis and CLDN1 positive tumors. $105 million Financing Participating Investors Selected information presented is for illustrative purposes only6 Context Therapeutics Inc. - November 2023

Claudin-targeted Therapeutics are Gaining Momentum Internal and competitor milestones Company Overview Internal Milestone Competitor Milestones 7 November: CTIM-76 preclinical update at SITC conference Q1 2024: CTIM-76 IND filing October: TORL Biotherapeutics TORL-1-23 Phase 1 data update at ESMO conference October: BioNTech BNT211 Phase 1 data update (Late-Breaker) at ESMO conference November: Chugai SAIL66 preclinical update at SITC conference Context Therapeutics Inc. - November 2023

Claudin 6 (CLDN6) Target biology and therapeutic rationale Context Therapeutics Inc. - November 20238

CLDN6 is an Oncofetal Protein Oncofetal proteins are considered favorable candidates for immunotherapy • Normally present at higher levels during embryonic development • Turned off or have low levels of expression in adult tissues • Increased expression known to occur in some tumor cells, including non-small cell lung cancer (NSCLC), ovarian, and testicular CLDN6 Target Biology Context Therapeutics Inc. - November 20239 Oncofetal Characteristics of CLDN6 Huan, Mol Med Reports, 2021

CLDN6 Target Biology

# CLDN6 Has the Potential to Reach a Large Patient Population

**~70,000 patients per year in the US only in Relapse/Refractory Setting**

**Initial indications of interest based on:**
- CLDN6 prevalence
- Patient population size
- Observed clinical responses
- Eligibility for Orphan Designation

| Selected Cancer indications | Incidence | R/R Incidence | CLDN6 Positive | Patient Population Based on R/R Incidence |
|---|---|---|---|---|
| Non-Small Cell Lung | 201,229 | 110,653 | 6-50%[3,4,5] | 35,221 |
| Ovarian | 19,900 | 12,800 | 91%[14] | 11,648 |
| Testicular | 9,910 | 400 | 100%[14] | 400 |
| Breast | 290,600 | 43,800 | 2-41%[1,10,11] | 9,417 |
| Gastric | 26,380 | 11,090 | 13-55%[8,9] | 3,771 |
| Endometrial | 65,900 | 12,500 | 20-31%[1,12,13] | 3,188 |
| Sarcoma | 17,100 | 12,390 | 20%[14] | 2,478 |
| Glioma | 19,000 | 10,000 | 21%[8] | 2,100 |
| Bladder | 81,180 | 17,100 | 2-8%[1,13] | 855 |
| Small Cell Lung | 35,511 | 19,527 | 2%[1] | 391 |
| Malignant Rhabdoid | 50 | 500 | 29-44%[1,2,6,7] | 183 |

1 Reinhard, Science, 2020; 2 Wang, Diagn Pathol., 2013; 3 Gao, Oncol Lett., 2013; 4 Kohmoto, Gastric Cancer, 2020; 5 Lin, Diagn Pathol., 2013; 6 Micke, Intl J Cancer, 2014; 7 Soini, Pol J Path, 2022; 8 Antonelli, Brain Pathol., 2011; 9 Sullivan, Am J Surg Pathol., 2012; 10 Jia, Intl J Clin Exp Pathol., 2019; 11 Yafang, J Breast Cancer, 2011; 12 Kojima, Cancers, 2020; 13 Ushiku, Histopath., 2012; 14 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

10 Context Therapeutics Inc. - November 2023

CLDN6 is Selectively Expressed on Cancer Cells CLDN6 Target Biology Context Therapeutics Inc. - November 202311 (a) adrenal gland, (b) fallopian tube, (c) kidney, (d) liver, (e) thyroid, (f) prostate, (g) esophagus, (h) stomach, (i) colon, (j) cerebrum, (k) cerebellum, (l) spinal cord. (m) thymus, (n) spleen, (o) bone marrow, (p) pancreas, (q) skin, (r) bladder, (s) placenta, (t) heart muscle, (u) striated muscle, (v) testis, (w) ovary, (x) lung (CA1) testicular cancer, (CA2) ovarian cancer, and (CA3) lung cancer Reinhard, Science, 2020 Normal TissueCancer Tissue

High CLDN6 Associated with a Worsened Prognosis in Cancer Patients CLDN6 Target Biology Context Therapeutics Inc. - November 202312 Endometrial Cancer1 Overexpression of CLDN6 is associated with worse overall survival in endometrial cancer patients 1 Kojima, Cancers, 2020; 2 Zhang, Front. Cell Dev. Biol., 2021; 3 Kohmoto, Gastric Cancer, 2020 Bladder Cancer2 Overexpression of CLDN6 is associated with worse overall survival and higher disease stage (more aggressive) in bladder cancer patients Stomach Cancer3 Overexpression of CLDN6 is associated with worse overall survival in stomach cancer patients

CLDN6 Target Biology

# CLDN6 Has Limited Overlap with Competing Drug Targets in Solid Tumors

## Respiratory Cancer

Limited correlation with TROP2 and Nectin-4,
no correlation with PD-L1 and EGFR

### CLDN6 vs. TROP2


y = 0.0057 + 0.81x, R = 0.29
TACSTD2, Respiratory - Cancer
CLDN6, Respiratory - Cancer

### CLDN6 vs. NECTIN4


y = 0.018 + 0.67x, R = 0.31
NECTIN4, Respiratory - Cancer
CLDN6, Respiratory - Cancer

### CLDN6 vs. PD-L1


y = 0.02 + 0.15x, R = 0.094
CD274, Respiratory - Cancer
CLDN6, Respiratory - Cancer

### CLDN6 vs. EGFR


y = 0.019 + -1.2x, R = -0.43
EGFR, Respiratory - Cancer
CLDN6, Respiratory - Cancer

## Female Reproductive Cancer

Limited correlation with PD-L1 and MUC16,
no correlation with Mesothelin and Folate Receptor Alpha

### CLDN6 vs. PD-L1


y = 0.016 + 0.38x, R = 0.43
CD274, Female_reproductive - Cancer
CLDN6, Female_reproductive - Cancer

### CLDN6 vs. MUC16


y = -0.0057 + 0.46x, R = 0.41
MUC16, Female_reproductive - Cancer
CLDN6, Female_reproductive - Cancer

### CLDN6 vs. Mesothelin


y = -0.0065 + -0.52x, R = -0.43
MSLN, Female_reproductive - Cancer
CLDN6, Female_reproductive - Cancer

### CLDN6 vs. Folate Receptor


y = -0.0066 + -0.56x, R = -0.57
FOLR1, Female_reproductive - Cancer
CLDN6, Female_reproductive - Cancer

13 Context Therapeutics Inc. - November 2023

Bishop, AnalyzeR [Data Set] Accessed August 1, 2023

CTIM-76 Claudin 6 x CD3 Development Candidate Context Therapeutics Inc. - November 202314

CTIM-76 Program

# Developing a Highly Selective CLDN6 Antibody is Challenging

Human CLDN Family Tree


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN25
CLDN18
CLDN11
CLDN15
CLDN10

- CLDN6 antigen is **conformationally dependent**, which limits access to antibody-antigen binding
- Antigen binding region is **highly conserved** with CLDN3, CLDN4, and CLDN9, making CLDN6-selective binding a challenge[1]
- CLDN6 **selectivity is required** to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)[2], CLDN4 (liver, pancreas)[3], and CLDN9 (liver, ear)[4]

15 Context Therapeutics Inc. - November 2023

**1** Screnci, Cancer Res, 2022; **2** Tanaka, J Hepatol, 2018; **3** Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; **4** Nakano, PLoS Genet, 2009

CTIM-76 Exhibits Excellent Selectivity and Potency CTIM-76 Program Context Therapeutics Inc. - November 202316 • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells (4:1 Target:GFP) CLDN6 Selectivity -11 -10 -9 -8 -7 -6 -5 0 50,000 100,000 150,000 200,000 Log [Bispecific] (M) Ce ll Bi nd in g (M FI ) Human CLDN6 Human CLDN4 Human CLDN3 Human CLDN9 Negative CLDN6 Potency • Potency assay provides a better assessment than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >10,000x >500x

CTIM-76 Induces Specific Lysis CTIM-76 showed potent and specific killing of even those cell lines with very low CLDN6 expression Context Therapeutics Inc. - November 202317 K562-CLDN6 OV90 HEK CLDN6 Expression High Medium Low CTIM-76 (EC50) 0.0004 nM 0.049 nM 2.79 nM OV90 Cell LineK562-CLDN6 Cell Line HEK Cell Line -4 -3 -2 -1 0 0 50 100 Log [bsAb] (nM) % S pe ci fic C yt ot ox ic ity CTIM-76 Negative Ctrl -4 -2 0 2 4 -50 0 50 100 Log [bsAb] (nM) % S pe cif ic Cy to to xic ity -4 -2 0 2 4 -50 0 50 100 Log [bsAb] (nM) % S pe cif ic Cy to to xic ity CTIM-76 Negative Ctrl CTIM-76 Negative Ctrl CTIM-76 Program

CTIM-76 Program Context Therapeutics Inc. - November 202318 CTIM-76 Exhibits Limited Activation of Free Cytokines • Data supports potential to dose at levels that promote cancer cell killing but have manageable levels of free cytokine production, thereby potentially reducing the risk of cytokine release syndrome • Cytokine production evaluated in exogenous (CLDN6-K562) cell line model at 48 hours • Cytokine production happens well above the concentration of maximal killing (TDCC EC50 = 0.0004 nM) CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis TDCC vs IL2 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) pg /m L % Specific Cytotoxicity EC50 TDCC vs IFNg EC50 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) pg /m L % Specific Cytotoxicity TDCC vs TNFα EC50 -4 -3 -2 -1 0 -500 0 500 1000 0 20 40 60 80 100 Log [bsAb] (nM) pg /m L % Specific Cytotoxicity TDCC vs IL10 EC50 -4 -3 -2 -1 0 -50 0 50 100 150 0 20 40 60 80 100 Log [bsAb] (nM) pg /m L % Specific Cytotoxicity Study Design: K562 cells stably over-expressing CLDN6 and luciferase were co-cultured with human T cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis Comparison of T cell-dependent cellular cytotoxicity (TDCC) to Cytokine Production >100x >100x >100x ~100x

CTIM-76 Inhibits Tumor Growth in a Mouse Xenograft Model CTIM-76 Program Context Therapeutics Inc. - November 202319 CTIM-76 induced regression of established subcutaneous OVCAR3 xenograft tumors • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 ovarian xenograft models in mice • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts (~150,000 CLDN6 copies per cell) were treated twice per week with vehicle or CTIM-76 Efficacy Tolerability NSG: NOD scid gamma immunodeficient mice; PBMC: peripheral blood mononuclear cells • CTIM-76 was well tolerated in OVCAR3 xenograft study 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg 18 20 22 24 26 28 0 7 14 21 G ra m s Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression Well tolerated

CTIM-76 Program CTIM-76 was well tolerated in Toxicology Study in Cynomolgus Monkeys Context Therapeutics Inc. - November 202320 CTIM-76 is Cross-Reactive to Cynomolgus Monkey CLDN6 and CD3 ̶ Exhibited linear pharmacokinetics ̶ Supports weekly dosing in Phase 1 study ̶ Cmin above threshold required for therapeutic activity CTIM-76 was well tolerated in Toxicology Study in Cynomolgus Monkey: ̶ well tolerated at projected therapeutic doses ̶ No major CRS-associated clinical symptoms or toxicity ̶ CLDN4/9 hepatobiliary effects were generally mild Pharmacokinetics After Second Dose (Day 8) OVCAR3 Activity Threshold

Competitive Landscape 21 Context Therapeutics Inc. - November 2023

Competitive Landscape

# Few CLDN6 Programs Have Excellent CLDN6-Selectivity

## CTIM-76, TORL-1-23, and AMG-794 are selective for CLDN6 vs CLDN3, CLDN4, CLDN9


TORL ADC
Amgen BiTE
CTIM-76
CLDN6
CLDN6
CD3
CLDN6
CD3
Cell Binding (MFI)
3,000,000
2,000,000
1,000,000
0
-10
-9
-8
-7
-6
Log10 [mAb] (M)
CLDN3
CLDN4
CLDN6
CLDN9
Null

- **Clones of TORL-1-23 and AMG-794 were generated by Context for benchmarking purposes**
  - The clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains, thus, the clones used in this study are biosimilars and may not be identical to the MAbs formulated for clinical development
- **TORL-1-23**
  - A clinical-stage CLDN6 antibody-drug conjugate (ADC) that incorporates a protease-labile linker and an MMAE payload
  - TORL-1-23 clone ("TORL ADC") was generated from CLDN6 antibody AB3-7 (WO2020/191342) with MMAE conjugated using AlphaThera's oYo link system with a 2:1 drug-antibody ratio
- **AMG-794**
  - A clinical-stage T cell engaging bispecific antibody that incorporates a BiTE® conjugated to an Fc domain to achieve half-life extension (HLE)
  - AMG-794 clone ("Amgen BiTE") was generated from CLDN6 antibody SEQ ID No: 21 (WO2022/096700) and conjugated to an Fc domain for HLE

22 Context Therapeutics Inc. - November 2023

HEK-293F cells were transfected with human CLDN6, CLDN9, CLDN3, or CLDN4 and stained with the indicated concentration of TORL ADC, Amgen BiTE, or CTIM-76.

Competitive Landscape

# TORL ADC Internalization Restricted to Cells with High Levels of CLDN6

- TORL-1-23$^{MAb}$ internalizes in a cell line where CLDN6 is overexpressed
- TORL-1-23$^{MAb}$ does not internalize in a cell line with moderate CLDN6 expression
- TORL-1-23 is potentially best utilized in tumors with high levels of CLDN6 expression where the ADC can bathe the tumor, thereby enhancing the probability of a tumor response and decreasing the level of free MMAE in plasma

**High CLDN6 (K562-CLDN6)**


Internalization as % Single Cells
150
100
50
0
-14
-12
-10
-8
-6
Log10 [mAb] (M)
Control
CTIM-76
TORL-1-23MAb

**Moderate CLDN6 (OV90)**


Internalization (% Single Cells)
100
80
60
40
20
0
-12
-10
-8
-6
Log [MAb] (M)
CTIM-76
TORL-1-23MAb
Isotype control

23 Context Therapeutics Inc. - November 2023

TORL-1-23 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains, thus, the clones used in this study are biosimilars and may not be identical to the MAbs formulated for clinical development. Monoclonal antibody (mAb) variant of TORL-1-23 was generated (TORL-1-23$^{MAb}$) for benchmarking purposes from CLDN6 antibody AB3-7 (WO2020/191342). Antibodies were labeled with a pH-sensitive dye, pHrodo, using pHrodo iFL Red Microscale Protein Labeling Kit (Thermo Fisher Scientific) and incubated in OV90 ovarian cancer cells for 2 hours and 24 hours (data not shown)

TORL ADC Potency Requires High Levels of CLDN6 Competitive Landscape Context Therapeutics Inc. - November 202324 • TORL ADC may be best utilized in cancers that express high levels of CLDN6, including testicular and ovarian cancers • TORL ADC incorporates a functional Fc and is active in cells with moderate CLDN6 expression only when immune cells are present • TORL-1-23 activity is likely derived primarily from ADC internalization and/or bystander killing in high CLDN6 cells and to a lesser extent from complement-mediated immune activation due to a functional Fc domain High CLDN6 (K562-CLDN6) Moderate CLDN6 (OV90) TORL ADC CTIM-76 TORL ADC CTIM-76

-14 -12 -10 -8 -6 0 2,000 4,000 6,000 8,000 Log [bsAb] (M) [C yt ok in e] (p g/ m L) CTIM-76 is a More Potent Inducer of Cytotoxicity and T Cell Activation than AMG-794 Competitive Landscape Cytotoxicity in OV90 Cell Line Cytokine Activation IL-6 at 24 Hours 25 1 Pham et al, AMG-794, a Claudin 6-targeted half-life extended (HLE) bispecific T cell engager (BITE®) , AACR 2022; 2 Amgen Patent WO2022096700 • AMG-794 is a BiTE that incorporates a detuned CD3 (standard for BiTEs) and an Fc domain for half-life extension (HLE-BiTE) • AMG-794 has exhibited dose-limiting side effects in murine and cynomolgus monkey studies1,2 • CTIM-76 is ~10x more potent than Amgen BiTE in in vitro cytotoxicity and cytokine activation assays 12.5:1 Effector:Target - 1 4 - 1 2 - 1 0 - 8 - 6 - 5 0 0 5 0 1 0 0 Log [bsAb] (M) % S pe ci fic C yt ot ox ic ity CTIM-76 Amgen BiTE Vertical lines represent cytotoxicity EC50 CTIM-76 Amgen BiTE Percent Weight Loss in Xenograft1,2 1 mg/kg Dose in OVCAR3 -25 -20 -15 -10 -5 0 CTIM-76 AMG-794 Context Therapeutics Inc. - November 2023

Competitive Landscape

# BNT211 and TORL-1-23 Phase 1 Data at ESMO 2023 and ASCO 2023

| | BNT211 | | TORL-1-23 | |
|---|---|---|---|---|
| **Conference** | ASCO | ESMO | ASCO | ESMO |
| **Cutoff Date** | March 10, 2023 | September 10, 2023 | May 3, 2023 | September 29, 2023 |
| **Patients (n)** | 19 (17 evaluable)<br>Ovarian = 8<br>Testicular = 6<br>Lung = 1<br>Other = 4 | 44 (38 evaluable)<br>Ovarian = 17<br>Testicular = 16<br>Other =11 (4 lung, 3 round cell, 2 esophageal, 1 endometrial, 1 sinonasal) | 25<br>Ovarian = 19<br>Testicular = 3<br>Endometrial = 3 | 42 (36 evaluable)<br>17 pts at 3 mg/kg<br>Ovarian = 30<br>Testicular = 5<br>Endometrial = 7 |
| **Median Prior Treatments, n (range)** | 4 (2-9) | 4 (2-9) | 5 (1-10) | 4 (1-9) |
| **ORR, n (%)** | Overall: 41% (7/17)<br>Dose Level 0 or 1: 11% (1/9)<br>Dose Level 2: 75% (6/8)<br>Ovarian DL2: 80% (4/5) | Overall: 44% (17/38)<br>Dose Level 0 or 1: 11% (1/9)<br>Dose Level 2: 59% (13/22)<br>Ovarian DL2: 77% (7/9)<br>Testicular DL2: 38% (3/8)<br>Other DL2: 60% (3/5) | Overall: 28% (7/25)<br>Ovarian: 32% (6/19)<br>Ovarian, 2.4mg/kg: 75% (3/4) | Overall: 31% (11/36)<br>Ovarian: 33% (9/27)<br>Other: 22% (2/9)<br>Ovarian, ≥2.4mg/kg: 50% (6/12) |
| **SAE** | Grade 3: sepsis (1 pt) | Grade 4: CRS (1pt @ DL3)<br>Grade 5: sepsis (1 pt) | Grade 4: lymphocytopenia (1 pt)<br>Grade 5: pneumonia (1 pt) | Grade 4: blood counts at higher doses<br>Grade 5: pneumonia (1 pt) |
| **Treatment-Related AEs** | LFT | Blood counts<br>LFT<br>Bilirubin | Alopecia<br>Anemia<br>Neuropathy<br>Pneumonia | Alopecia<br>Anemia<br>Neuropathy<br>Pneumonia |

26 Context Therapeutics Inc. - November 2023

Competitive Landscape

# CLDN6 Competitive Landscape[1]

Selective, Potent, Scalable

| | Scalable Manufacturing Process | Complex Manufacturing Process | Potential / Disclosed Safety Liabilities |
|---|---|---|---|
| **Selectivity for CLDN6 vs CLDN3,4,9** | TORL BIOTHERAPEUTICS: **TORL-1-23** CLDN6 + MMAE *FPI Q4 21*; context therapeutics: **CTIM-76** bsAb CLDN6xCD3 *IND Q1 24* | BIONTECH: **BNT211** CAR-T + CARVac *FPI Q3 20* | AMGEN: **AMG-794**[3] BiTE CLDN6xCD3 *FPI Q1 23* |
| **Limited Information on Asset** | BeiGene: **Undisclosed** bsAb CLDN6xCD3 *IND Q4 23* | astellas: **Undisclosed** CAR-NK *IND 2H 23*; **CLDN6-CAR-NK** CAR-NK + IL7 *FPI Q2 22* | |
| **Limited Selectivity** | xencor: **XmAb541** 2+1 bsAb CLDN6xCD3 *IND 2H 23*; CHUGAI: **SAIL66** bsAb CLDN6xCD3 *FPI Q1 23* | | Daiichi-Sankyo: **DS-9606a** CLDN6/CLDN9 + 2nd gen toxin *FPI Q2 22*; GENE 吉凯基因: **GB-7008-01** CLDN6/CLDN9 + MMAE *Status Unknown*; BIONTECH: **BNT142** mRNA BsAb CLDN6xCD3 *FPI Q1 22* |
| **Deprioritized** | I-MAB BIOPHARMA: **TJ-C64B**[2] 2+2 bsAb CLDN6x4IBB | | Stemcentrx: **SC004**[4] CLDN6/CLDN9 + PBD *Ph 1 DLT* |

1 Analysis based on current understanding of publicly available information compiled as of October 23, 2023 and internal benchmarking studies; 2 TJ-C64B deprioritization per Q2 2023 earnings guidance; 3 Pham et al, AMG 794, a Claudin 6-targeted half-life extended (HLE) bispecific T cell engager (BITE®), AACR 2022; 4 Hamilton, First-in-human study of SC-004, AACR 2020; **FPI** = First Patient In Phase 1 trial; **DLT** = Dose Limiting Toxicity

27 Context Therapeutics Inc. - November 2023

Corporate 28 Context Therapeutics Inc. - November 2023

Corporate Experienced Leadership Team • Experienced team with deep oncology experience • Our CMO led the clinical development of multiple blockbuster drugs including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Tarek Sahmoud, MD, PhD Chief Medical Officer Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Priya Marreddy, MS VP Clinical Operations Context Therapeutics Inc. - November 202329

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors Large Unmet Need Claudin 6 High-Value Target November SITC Poster Anticipated Late Q1 2024 IND filing Milestones Deep Domain Experience, Track Record of Success Strong Team Expected Cash Runway into late 2024 Financial Strength Context Therapeutics Inc. - November 202330

Advancing Medicines for Solid Tumors © Context Therapeutics 2023